JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

SEPARATE ACCOUNT H

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

SEPARATE ACCOUNT A

Supplement dated June 22, 2018 to PROSPECTUSES dated April 30, 2018

Changes to Portfolio Expense Information

This Supplement applies to VENTURE® VARIABLE ANNUITY Contracts issued by John Hancock Life Insurance Company (U.S.A.) or John Hancock Life Insurance Company of New York (the “Contracts”). It supplements the prospectus dated April 30, 2018 for the Contract you purchased (the “Annuity Prospectus”).

You should read this Supplement together with the Annuity Prospectus and retain all documents for future reference. We define certain terms in this Supplement. If a term is not defined in this Supplement, it has the meaning given to it in the Annuity Prospectus. If you would like another copy of the Annuity Prospectus please contact our Annuities Service Center at 1-800-344-1029, or in New York State at 1-800-551-2078 to request a free copy. You may also visit our website at www.jhannuities.com.

Purpose of this Supplement

This Supplement announces changes to the maximum total operating expenses due to an increase in certain of the Contracts’ underlying John Hancock Variable Insurance Trust (“JHVIT”) Portfolio fees and expenses: namely, the JHVIT Managed Volatility Growth Portfolio. Accordingly, the following section replaces the corresponding section in “III. Fee Tables” in the Annuity Prospectus:

Examples

Example 1 (a): Maximum Portfolio operating expenses – Venture® 2006 Contracts issued on or after November 23, 2009 with Annual Step-Up Death Benefit and Income Plus For Life® Riders

	1 Year	3 Years	5 Years	10 Years
If you surrender the Contract at the end of the applicable time period:	$922	$1,609	$2,335	$4,116
If you annuitize, or do not surrender the Contract at the end of the applicable time period:	$366	$1,133	$1,945	$4,116

You should retain this Supplement for future reference.

Supplement dated June 22, 2018

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